SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

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                                  FORM 8-K/A
                                AMENDMENT NO. 1

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): November 18, 1996
                                                 (September 4, 1996)

                           MULTI-MARKET RADIO, INC.
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              (Exact name of registrant as specified in charter)



         Delaware                      0-22-080                   33-3707697
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(State or Other Jurisdiction    (Commission File No.)          (IRS Employer
    of Incorporation)                                       Identification No.)


150 East 58th Street, 19th Floor, New York, New York                  10155
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:  (212) 407-9150
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                                      N/A
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         (Former name or former address, if changed since last report)







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     This form 8-K/A amends the Form 8-K of Multi-Market Radio, Inc. filed on
September 11, 1996.

7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired

          The following financial information relating to WKSS 95.7 (A Division of Precision Media Corporation) is incorporated herein by reference to the Registration Statement on Form S-4 (Commission File No. 333-13337) filed by SFX Broadcasting, Inc. with the Securities and Exchange Commission on October 3, 1996.

          Report of Independent Auditors

          Balance Sheets at December 31, 1994 and 1995

          Statements of Income for the years ended December 31, 1994 and 1995

          Statements of Cash Flows for the years ended December 31, 1994 and
          1995

          Statements of Divisional Surplus for the years ended December 31, 1994 and 1995

          Notes to Financial Statements

     (b)  Pro Forma Financial Information

          The unaudited pro forma condensed combined financial statements of Multi-Market Radio, Inc., which pro forma financial statements include WKSS 95.7 FM (A Division of Precision Media Corporation), for the period ended June 30, 1996 are incorporated by reference to the Form S-4 (Commission File No. 333-13337) filed by SFX Broadcasting, Inc. with the Securities and Exchange Commission on October 3, 1996.

     (c)  Exhibits

     No.  Description
     ---  -----------

     23.1 Consent of Ernst & Young, L.L.P.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                          MULTI-MARKET RADIO, INC.


                                          By:   /s/ Jerry D. Emlet
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                                             Name:  Jerry D. Emlet
                                             Title: Chief Financial Officer

Dated: November 15, 1996



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                                 EXHIBIT INDEX


     No.  Description
     ---  -----------

     23.1 Consent of Ernst & Young, L.L.P.






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